SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   --------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): November 15, 2003


                Trust Certificates (TRUCs), Series 2002-1 Trust
                -----------------------------------------------
            (Exact name of registrant as specified in its charter)


          New York                333-58504-05                02-6139156
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(State or other jurisdiction       (Commission             (I.R.S. employer
     of incorporation)             file number)           identification no.)

     c/o U.S. Bank Trust National Association
     100 Wall Street, Suite 1600
     New York, New York                                        10005
     -------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip code)


Registrant's telephone number, including area code: (212)-272-9422
                                                    --------------


                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

     Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits.

           (a)  Not Applicable.

           (b)  Not Applicable.

           (c)  Exhibits.

                99.1 Trustee's Report in respect of the November 15, 2003 Distribution Date



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

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           Trust Certificates (TRUCs), Series 2002-1 Trust
                           By:  U.S. Bank Trust National Association,
                                not in its individual capacity, but solely as Trustee on behalf of Trust Certificates (TRUCs), Series 2002-1 Trust


                           By:  /s/  Beverly A. Freeney
                                -----------------------

                           Name:   Beverly A. Freeney
                           Title:  Vice President


Dated: November 17, 2003



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

                                 EXHIBIT INDEX


Exhibit                                                                  Page
-------                                                                  ----


99.1   Trustee's Report in respect of the November 15, 2003
       Distribution Date                                                   5



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